Note Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Note Payable

Note 7 – Note Payable

On April 27, 2020, the Company was granted a loan (the “PPP loan”) from Chase Bank in the aggregate amount of $38,000, pursuant to the Paycheck Protection Program (the “PPP”) under the CARES Act. At December 31, 2020, the note payable balance was $38,000. On September 7, 2021, the Company was notified by Chase Bank that the SBA had authorized the full forgiveness of the Company’s PPP loan. The Company recorded the full loan forgiveness as a gain on forgiveness of debt of $38,000, which is reflected in other income in the accompanying statements of operations.

Note 5 – Note Payable

On April 27, 2020, the Company was granted a loan (the “PPP loan”) from Chase Bank in the aggregate amount of $38,000, pursuant to the Paycheck Protection Program (the “PPP”) under the CARES Act.

The PPP loan agreement is dated April 27, 2020, matures on April 27, 2022, bears interest at a rate of 1% per annum, with the first six months of interest deferred, and is unsecured and guaranteed by the U.S. Small Business Administration (“SBA”). The Company applied ASC 470, Debt, to account for the PPP loan. The PPP loan may be prepaid at any time prior to maturity with no prepayment penalties. Funds from the PPP loan may only be used for qualifying expenses as described in the CARES Act, including qualifying payroll costs, qualifying group health care benefits, qualifying rent and debt obligations, and qualifying utilities. The Company intends to use the entire loan amount for qualifying expenses.

Under the terms of the PPP, certain amounts of the loan may be forgiven if they are used for qualifying expenses. The Company applied for forgiveness of the PPP loan, and on June 7, 2021, the Company was notified by Chase Bank that the SBA had authorized the full forgiveness of the Company’s PPP loan.